Trade receivables	6 Months Ended
Jun. 30, 2018
Trade receivables
Schedule of Trade receivables

7.Trade receivables

The Group's trade receivables consisted of the following (in thousands):

	As of December 31,	As of June 30,
	2017	2018
Trade receivables	$58,538	$44,352
Less: Allowance for doubtful accounts	(1,409)	(1,375)
Trade receivable, net	$57,129	$42,977

Deferred revenue

At December 31, 2017 and June 30, 2018, deferred revenue associated with subscriptions accounted for $134.6 million and $120.9 million, respectively, of the total deferred revenue balance of $140.2 million and $125.9 million, respectively. The remaining amount of deferred revenue relates to professional services. The impact from the adoption of IFRS 15 on the opening deferred revenue balance, at January 1, 2018, was a reduction of $12.2 million. See Note 3(a).